UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2009

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On January 15, 2009, the Board of Directors of M/I Homes, Inc. (the “Company”) approved, subject to adoption by the Company’s shareholders, an amendment (the “NOL Protective Amendment”) to the Company’s Amended and Restated Code of Regulations (the “Regulations”) to impose certain restrictions on the transfer of the Company’s common shares, par value $.01 per share (the “Common Shares”), in order to preserve the tax treatment of the Company’s net operating losses and built-in losses (collectively, the “NOLs”). The Company’s shareholders adopted the NOL Protective Amendment at a special meeting of the shareholders of the Company held on March 13, 2009 (the “Special Meeting”). The NOL Protective Amendment and the transfer restrictions imposed therein became effective immediately upon the adoption of the NOL Protective Amendment by the Company’s shareholders at the Special Meeting.

The purpose of the NOL Protective Amendment is to assist the Company in protecting the long-term value to the Company of its NOLs by limiting direct and indirect transfers of its Common Shares that would affect the percentage of shares that are treated under the relevant tax laws as being owned by 5-percent shareholders. The transfer restrictions imposed by the NOL Protective Amendment generally would restrict any direct or indirect transfer if the effect would be to:  (i) increase the direct or indirect ownership of our shares by any person or group of persons from less than 5% to 5% or more of our Common Shares; or (ii) increase the percentage of our Common Shares owned directly or indirectly by a person or group of persons owning or deemed to own 5% or more of our Common Shares. The transfer restrictions imposed by the NOL Protective Amendment would not practically restrict transfers, from the standpoint of the transferor, made by less than 5-percent shareholders, regardless of whether their shares are held of record or in “street name” and regardless of the person or group of persons to whom the less than 5-percent shareholders transfer their shares.

The description of the NOL Protective Amendment provided above is qualified in its entirety by reference to the NOL Protective Amendment. A copy of the NOL Protective Amendment is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description of Documents
3.1	NOL Protective Amendment to the Amended and Restated Code of Regulations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 13, 2009

M/I Homes, Inc.

By:	/s/Ann Marie W. Hunker
Ann Marie W. Hunker
Vice President, Controller
and Chief Accounting Officer

Index to Exhibits

Exhibit No.	Description of Documents
3.1	NOL Protective Amendment to the Amended and Restated Code of Regulations